LITMAN GREGORY FUNDS TRUST

Supplement dated December 4, 2020 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 29, 2020, as supplemented

Notice to Existing and Prospective Shareholders of the PartnerSelect High Income Alternatives Fund (formerly, Litman Gregory Masters High Income Alternatives Fund):

AUTOMATIC CONVERSION OF INVESTOR CLASS SHARES TO

INSTITUTIONAL CLASS SHARES

At a meeting held on December 4, 2020, the Board of Trustees of Litman Gregory Funds Trust (the “Trust”) approved the automatic conversion (the “Conversion”) of the Investor Class shares of the PartnerSelect High Income Alternatives Fund (formerly, Litman Gregory Masters High Income Alternatives Fund) (the “Fund”) into Institutional Class shares of the Fund, and the concurrent termination of the Fund’s Investor Class shares. The conversion and termination are expected to occur on or about December 31, 2020 (the “Conversion Date”). The Conversion Date may be changed without notice at the discretion of the Trust’s officers. The Investor Class shares of the Fund will remain open to investment by current investors until December 15, 2020.

At any time prior to the Conversion Date, Investor Class shareholders of the Fund may redeem their Investor Class shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Shareholder Services – How to Sell Shares” in the Prospectus. On the Conversion Date, all outstanding Investor Class shares of the Fund will be exchanged into the Institutional Class shares of the Fund.

Investor Class shareholders will not pay any sales charge, fee or other charge in connection with the Conversion. Upon the Conversion, the converted Investor Class shares will be subject to the net annual fund operating expenses charged to Institutional Class shares, which has been the same or lower than those of the Investor Class shares for the Fund.

The Board of Trustees of the Trust also approved a change to the minimum initial investment amount for the Fund’s Institutional Class shares. Effective upon the Conversion Date, the minimum initial investment amount for (i) regular accounts for the Institutional Class shares of the Fund will be changed from $100,000 to $10,000 and (ii) retirement accounts for the Institutional Class shares of the Fund will be changed from $5,000 to $1,000.

Following the Conversion Date, all references to Investor Class shares for the Fund are deleted in their entirety from the Fund’s Prospectus, Summary Prospectus and SAI and all references to minimum initial investment for the Fund’s Institutional Class shares are revised as noted above.

If you have any questions regarding these changes, please contact the Trust at 1-800-960-0188.

Please keep this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.